SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 25, 1994


                   JAMES RIVER CORPORATION OF VIRGINIA
            (Exact name of registrant as specified in its charter)


                                Virginia
                (State or other jurisdiction of incorporation)


           1-7911                               54-0848173
  (Commission File Number)         (IRS Employer Identification Number)


             120 Tredegar Street, Richmond, Virginia 23219
     (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  (804) 644-5411

Item 5.   Other Events.

     On January 25, 1994, James River Corporation of Virginia ("James River" or the "Company") announced the Company's results for the fourth quarter and year ended December 26, 1993. The Company published its condensed consolidated balance sheets as of December 26, 1993 and December 27, 1992, its consolidated statements of operations for the quarters (13 weeks) and years (52 weeks) ended December 26, 1993 and December 27, 1992, its condensed consolidated statements of cash flows for the years (52 weeks) ended December 26, 1993 and December 27, 1992, and certain segment information for the years then ended. A copy of the consolidated financial statements is filed herewith as Exhibit 99.


Item 7.

     (c)  Exhibits

     99. Consolidated condensed financial statements for the quarters and years ended December 26, 1993 and December 27, 1992.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION of Virginia




                              By:/s/Michael J. Allan
                                 Michael J. Allan
                                 Vice President, Treasurer



Date:  February 2, 1994